Trade receivables	12 Months Ended
Dec. 31, 2022
Trade receivables.
Trade receivables	Trade receivables

Amounts in thousands USD	As of December 31, 2022	As of December 31, 2021
Current	$42,057	$35,469
1-30 days past due	4,119	$887
31-60 days past due	2,687	$1,041
61-90 days past due	2,338	$2,268
91+ days past due	1,873	$2,529
Gross carrying amount	$53,074	$42,194
Allowance for expected credit losses	(331)	(133)
Net carrying amount	$52,743	$42,061

Trade receivables, for the Group, are non-interest bearing and are generally on terms of 30 days to 90 days. The Group maintains an allowance for ECL but given that the Group have historically recognized almost non-existent credit losses the allowance for ECL is insignificant as of the Company periods ended December 31, 2022 and December 31, 2021. The credit loss recognized in the Company periods ended December 31, 2022 and December 31, 2021 was $236 and $365 thousand, respectively.